UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2024 (August 20, 2024)
AMERICAN SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 0-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

 470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on which Registered
Common Stock	AMSWA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02    DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 29, 2024, the Board of Directors (the “Board”) of the American Software, Inc. (the “Registrant”) adopted the 2024 Equity Compensation Plan (the “2024 Plan”), subject to the approval of the Registrant’s shareholders. At the Registrant’s annual meeting of shareholders held on August 20, 2024 (the “Annual Meeting”), shareholders approved the 2024 Plan and it became effective as of that date. Following the Annual Meeting, on August 20, 2024, the Board adopted by resolution an amendment to the 2024 Plan (the “Plan Amendment”) to make certain immaterial and clarifying revisions to the 2024 Plan that were inadvertently not reflected in the version of the 2024 Plan included in the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 8, 2024 (the “Proxy Statement”).

The results of the shareholder vote on the 2024 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K. A description of the material terms of the 2024 Plan is set forth under the caption “Proposal 4 - Approval of the 2024 Equity Compensation Plan” in the Proxy Statement and is incorporated herein by reference. The foregoing description of the material terms of the 2024 Plan and the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Plan, as amended by the Plan Amendment. A copy of the conformed 2024 Plan, as amended by the Plan Amendment, and a copy of the Plan Amendment, are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

In addition, following meetings of the Registrant’s Nominating and Corporate Governance Committee (“Governance Committee”) and the full Board on August 20, 2024 and an assessment of the strengths and expertise of Board members by the Governance Committee and the Board, the Board changed the membership of the Board’s three standing Committees, as follows, effective on August 20, 2024: the Audit Committee consists of Ms. Nicole Wu (chair), Ms. Celena Matlock and Mr. James B. Miller, Jr.; the Compensation Committee consists of Mr. Matthew G. McKenna (chair), Mr. Thomas L. Newberry, V, and Ms. Nicole Wu; and the Governance Committee consists of Ms. Lizanne Thomas (chair), Mr. W. Dennis Hogue and Ms. Celena Matlock.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, 27,635,123 shares of Class A Common Stock, par value $0.10 per share (“Class A Common Stock” and, such shares represented at the Annual Meeting, the “Class A Shares”) and 1,821,587 shares of Class B Common Stock, par value $0.10 per share (“Class B Common Stock” and, such shares represented at the Annual Meeting, the “Class B Shares”) were represented in person or by proxy, which constituted a quorum. Other than in the election of directors, in which holders of Class A Shares and Class B Shares vote as separate classes, each outstanding Class A Share is entitled to a one-tenth vote per share and each outstanding Class B Share is entitled to one vote per share on all matters brought before the Registrant’s shareholders. The final results for each matter submitted to the shareholders of the Registrant at the Annual Meeting are as follows:

1. The following persons were duly elected as directors of the Registrant:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
DIRECTORS
H. Allan Dow	24,014,450	1,942,503	181,362	3,318,395
W. Dennis Hogue	22,529,219	3,601,211	7,885	3,318,395
Thomas L. Newberry, V	22,745,110	3,385,320	7,885	3,318,395
Celena Matlock	23,188,671	2,938,033	11,611	3,318,395
Matthew G. McKenna	23,087,747	3,040,684	9,884	3,318,395
James B. Miller, Jr.	22,692,953	3,435,475	9,887	3,318,395
Lizanne Thomas	23,111,782	3,016,648	9,885	3,318,395
Nicole Wu	23,365,332	2,763,095	9,888	3,318,395

2. The ratification of the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending April 30, 2025 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,509,707	74,160	1,232	0

3. The resolution approving the compensation of the Registrant’s named executive officers, on an advisory basis, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,059,918	116,518	76,823	331,840

4. The resolution approving the adoption of the 2024 Equity Compensation Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,877,886	286,219	89,154	331,840

5. The resolution approving the Reclassification (as defined below) for the purpose of eliminating the Registrant’s dual-class share structure, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,120,391	128,933	3,935	331,840

The Reclassification was also approved by the affirmative vote of the holders of at least a majority of the issued and outstanding Class A Shares held by the holders of Class A Shares other than the Class B Shareholder (as defined below) (the “Unaffiliated Common Shareholders”), as required by the Reclassification Agreement (as defined below), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,298,804	128,933	3,935	331,840

6. The resolution approving the amendment and restatement of the Registrant’s Amended and Restated Articles of Incorporation to give effect to the Reclassification (the “Reclassification Amendment”), was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,120,633	128,418	4,208	331,840

The Reclassification Amendment was also approved by the affirmative vote of at least a majority of the outstanding shares of Class A Common Stock held by the Unaffiliated Common Shareholders, as required by the Reclassification Agreement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,299,046	128,418	4,208	331,840

Included among the amendments in the form of Reclassification Amendment set forth in the Proxy Statement was an amendment to the Company’s Articles of Incorporation to give effect to a change in the Company’s name. Notwithstanding the approval of the Reclassification Amendment, the Board of Directors of the Company has determined to delay implementation of such change, which is presently scheduled to take effect on or about October 2, 2024.

7. The resolution to approve the amendment and restatement of the Registrant’s Amended and Restated Articles of Incorporation to give effect to the indemnification of directors and officers amendment, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,984,780	264,822	3,657	331,840

8. The resolution to approve the amendment and restatement of the Registrant’s Amended and Restated Articles of Incorporation to give effect to the blank check preferred stock amendment, was not approved. The votes cast in connection with this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,335,999	1,913,379	3,881	331,840

ITEM 8.01    OTHER EVENTS.

On August 21, 2024, the Registrant consummated the reclassification (the “Reclassification”) of the Registrant’s common stock to eliminate its Class B Common Stock. In connection with the Reclassification, the Registrant issued 2,185,904 shares of Class A Common Stock to James C. Edenfield, the beneficial owner of all of the issued and outstanding shares of the Class B Shares (the “Class B Shareholder”), pursuant to that certain Reclassification Agreement, dated April 10, 2024 (the “Reclassification Agreement”), by and between the Registrant and the Class B Shareholder.

Pursuant to the Reclassification Agreement, the Registrant amended and restated its Amended and Restated Articles of Incorporation (the “Second Amended and Restated Articles”), which the Registrant filed with the Secretary of State of the State of Georgia on August 21, 2024 (the “Effective Time”) to give effect to the Reclassification and the other amendments approved by the Registrant’s shareholders at the Annual Meeting.

Following the Effective Time, each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time was reclassified, exchanged and converted into 1.2 shares of the Registrant’s Common Stock (formerly known, after giving effect to the Second Amended and Restated Articles, as Class A Common Stock). The shares issued to the Class B Shareholder were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
10.1	2024 Equity Compensation Plan (conformed to include the First Amendment to the 2024 Equity Compensation Plan)
10.2	First Amendment to the 2024 Equity Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2024		AMERICAN SOFTWARE, INC.

(Registrant)

	By:	/s/ Vincent C. Klinges
	Name:	Vincent C. Klinges
	Title:	Chief Financial Officer